RESOLUTION AGREEMENT [5 PAGES TOTAL]

      THE FOLLOWING PARTIES Mr. John Taggart individually and Family Health News, Inc., a Florida corporation, a/k/a "The Family Health News," a/k/a "The Family News," a/k/a "The Family News, Inc." hereinafter First Parties and GeneThera, Inc., a publicly traded Florida corporation, and including Hand Brand Distribution, Inc. a Florida corporation, and GeneThera, Inc. f/k/a Hand Brand Distribution, Inc. a Florida corporation, and GeneThera, Inc. a Colorado corporation hereinafter referred to collectively as Second Party all do mutually and fully agree as follows:

      WHEREAS  certain  heretofore   unresolved  ownership  and  stock  contract
disputes exist between the First Parties and the Second Party, and

      WHEREAS all parties desire to resolve all existing unresolved disputes amicably and economically without resort to the Courts, and

      WHEREAS in consideration the resolution of all outstanding disputes between First Parties and Second Party in exchange for 80,000 shares (in two certificates of 40,000 shares each) of GeneThera, Inc. (GTHA) from the Second Party to the First Parties and the formal unconditional transfer and release of all ownership to Mr. John Taggart of Family Health News, Inc., a Florida corporation, a/k/a "The Family Health News," a/k/a "The Family News," a/k/a "The Family News, Inc." and

      WHEREAS in consideration the resolution of all outstanding disputes between Second Party and First Parties in exchange for the formal unconditional transfer of all ownership from First Parties to Second Party of all ownership in Hand Brand Distribution, Inc. a Florida corporation, except as to the retention by Mr. John Taggart of all ownership in Family Health News, Inc., a Florida corporation, a/k/a "The Family Health News," a/k/a "The Family News," a/k/a "The Family News, Inc." and the resolution of the stock contract disputes, and

      WHEREAS all parties agree to cooperate expeditiously with each other, time being of the essence, with the exchange of financial information to and cooperation with GeneThera's accountants Kantor, Sewell & Oppenheimer, P.A., and

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

      WHEREAS all parties agree to exchange separate Mutual General Releases, as specified in Exhibits 1 and 2, and

      ALL PARTIES DO HEREBY represent, warrant, covenant and agree as follows to the following terms and conditions:

      1. Second Party shall forthwith deliver the aforementioned 80,000 common shares of GeneThera, Inc. (GTHA) in the name of Mr. John Taggart to First Parties' attorney Gary Barcus, Esq., to be held in escrow pending the execution of these separate Mutual General Releases. These 80,000 common shares are to satisfy all outstanding convertible notes. The 80,000 common shares are to be held in escrow until the 2003 audit of Family Health News, Inc. is completed by Steve Grubner and Genethera's accountants Kantor, Sewell & Oppenheimer, P.A. (who will enjoy Mr. John Taggart's full cooperation in audit preparation), or GeneThera, Inc. files its most recently due 10Q filing with the Securities and Exchange Commission, or until August 15, 2004, at the latest, whichever event occurs first, after which they shall be delivered to Mr. John Taggart.

      2. Second Party acknowledges that Family Health News, Inc., a Florida corporation, a/k/a "The Family Health News," a/k/a "The Family News," a/k/a "The Family News, Inc." is owned in the name of Mr. John Taggart and Second Party releases and conveys all interests in same, if any, to Mr. John Taggart, unconditionally and in perpetuity, without any exception.

      3. Second Party shall forthwith deliver all records and evidences of ownership of Family Health News, Inc., a Florida corporation, a/k/a "The Family Health News," a/k/a "The Family News," a/k/a "The Family News, Inc." to First Parties' attorney Gary Barcus, Esq., to be held in escrow pending the execution and delivery of these separate Mutual General Releases.

      4. First Parties shall forthwith deliver all records and evidences of ownership of Hand Brand Distribution, Inc. a Florida corporation to Second Party's attorney Richard Bryans, Esq., to be held in escrow pending the execution and delivery of these separate Mutual General Releases.

      5. All parties agree to supply and furnish additional documentations and information to each other, the provision all of which shall not be unreasonably withheld, again, time being of the essence.

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

      6. In the event of default, all parties shall bear their own attorney fees and costs, and litigation may be instituted by any party exclusively in a court of competent jurisdiction in Miami-Dade County, Florida. These instruments shall be construed in favor of First Parties.

      7. The respective signatories to this Resolution Agreement and to the respective First Mutual General Release (Exhibit 1) and Second Mutual General Release (Exhibit 2) represent and warrant that they are specifically authorized and empowered to enter into all of these agreements and to bind their respective parties with their signatures.

      UNDERSTOOD AND AGREED TO August ____, 2004, effective nunc pro tunc to October 1, 2003, by the undersigned who warrant and represent that they have authority to sign and bind the respective parties:

                                                 -------------------------------
                                                 Dr. Antonio Milici, President
                                                 and CEO, GeneThera, Inc. (GTHA)


------------------------------                   -------------------------------
Mr. John Taggart, Individually                   Mr. John Taggart,President and
                                                 CEO, Family Health News, Inc.

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                           FIRST MUTUAL GENERAL RELEASE

      KNOW ALL MEN BY THESE PRESENTS That the undersigned, GeneThera, Inc., a publicly traded Florida corporation, and including Hand Brand Distribution, Inc. a Florida corporation, and GeneThera, Inc. f/k/a Hand Brand Distribution, Inc. a Florida corporation, and GeneThera, Inc. a Colorado corporation hereinafter referred to collectively as Second Party, for and in consideration of $10.00 and other valuable consideration from Mr. John Taggart individually and Family Health News, Inc., a Florida corporation, a/k/a "The Family Health News," a/k/a "The Family News," a/k/a "The Family News, Inc." hereinafter First Parties, and with other good and valuable consideration received from the First Parties, does

      HEREBY remise, release, acquit, satisfy, and forever discharge the said First Parties and their heirs, personal representatives, successors and assigns, subsidiaries, affiliates, employees, officers, directors, shareholders and agents, of and from all, and all manner of action and actions, cause and causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, claims, agreements, promises, variances, trespasses, damages, judgments, executions, and demands whatsoever, in law or in equity, which the Second Party ever had, now has, or which any successor or assign of said Second Party ever had, now has, or which any successor or assign of said Second Party, hereafter can, shall or may have, against said First Parties and their heirs, personal representatives, successors and assigns, subsidiaries, affiliates, employees, officers, directors, shareholders, and agents as the case may be, for, upon or by reason of any matter, cause or thing whatsoever, from the beginning of the world to the date hereof.

      IN WITNESS HEREOF, I have set my hand and seal August ____, 2004, effective nunc pro tunc to October 1, 2003.


                                               ---------------------------------
                                               Dr. Antonio Milici, President and
                                               CEO GeneThera, Inc. (GTHA)
STATE OF COLORADO
COUNTY OF _______________


      The foregoing instrument was acknowledged before me on August _____, 2004, by Dr. Antonio Milici, as President an CEO of GeneThera, Inc. who did take an oath, is personally known to me or has produced the following identification:

______________________________________________________________.


      WITNESS my hand and official seal in the County and State last aforesaid on August ____, 2004.


                                                          ______________________
                                                          Colorado Notary Public

                                    EXHIBIT 1

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

                          SECOND MUTUAL GENERAL RELEASE

      KNOW ALL MEN BY THESE PRESENTS That the undersigned, Mr. John Taggart individually and Family Health News, Inc., a Florida corporation, a/k/a "The Family Health News," a/k/a "The Family News," a/k/a "The Family News, Inc." hereinafter First Parties, for and in consideration of $10.00 and other valuable consideration from GeneThera, Inc., a publicly traded Florida corporation, and including Hand Brand Distribution, Inc. a Florida corporation, and GeneThera, Inc. f/k/a Hand Brand Distribution, Inc. a Florida corporation, and GeneThera, Inc. a Colorado corporation referred to hereinafter collectively as Second Party, and with other good and valuable consideration received from the Second Party, does

      HEREBY remise, release, acquit, satisfy, and forever discharge the said Second Party and their heirs, personal representatives, successors and assigns, subsidiaries, affiliates, employees, officers, directors, shareholders and agents, of and from all, and all manner of action and actions, cause and causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, claims, agreements, promises, variances, trespasses, damages, judgments, executions, and demands whatsoever, in law or in equity, which the First Parties ever had, now has, or which any successor or assign of said First Parties ever had, now has, or which any successor or assign of said First Parties, hereafter can, shall or may have, against said Second Party and their heirs, personal representatives, successors and assigns, subsidiaries, affiliates, employees, officers, directors, shareholders, and agents as the case may be, for, upon or by reason of any matter, cause or thing whatsoever, from the beginning of the world to the date hereof. IN WITNESS HEREOF, I have set my hand and seal August ____, 2004, effective nunc pro tunc to October 1, 2003.


------------------------------               -----------------------------------
Mr. John Taggart, Individually               Mr. John Taggart, President and CEO
                                             Family Health News, Inc.
STATE OF FLORIDA
COUNTY OF MIAMI-DADE

      The foregoing instrument was acknowledged before me on August _____, 2004, by Mr. John Taggart, as President an CEO of Family Health News, Inc. and Mr. John Taggart Individually who did take an oath, is personally known to me or has produced the following identification: _____________________________________.

      WITNESS my hand and official seal in the County and State last aforesaid on August ____, 2004.

                                                     ---------------------------
                                                     Florida Notary Public


                                    EXHIBIT 2

                                       5